UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2010

Commission file numbers: 333-82084-01
                                           333-82084
PAPERWEIGHT DEVELOPMENT CORP.	APPLETON PAPERS INC.
(Exact Name of Registrant as Specified in Its Charter)	(Exact Name of Registrant as Specified in Its Charter)

Wisconsin	Delaware
(State or Other Jurisdiction of Incorporation or Organization)	(State or Other Jurisdiction of Incorporation or Organization)

39-2014992	36-2556469
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O. Box 359, Appleton, Wisconsin	54912-0359
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective March 15, 2010, the board of directors of Paperweight Development Corp. appointed Patrick J. Jermain as Principal Accounting Officer of Paperweight Development Corp. and also elected Patrick J. Jermain as Corporate Controller and Assistant Treasurer of Paperweight Development Corp. Effective March 15, 2010, the board of directors of Appleton Papers Inc. (the “Company”) appointed Patrick J. Jermain as Principal Accounting Officer of the Company and also elected Patrick J. Jermain as Corporate Controller and Assistant Treasurer of Company. A copy of the March 17, 2010 press release regarding Mr. Jermain is attached hereto as Exhibit 99.1.

Mr. Jermain, 44, previously served as the Company’s Corporate Secretary and Director of Enterprise Risk Management. Prior to joining the Company in 2006, Mr. Jermain was the Vice President Finance of Banta Corporation – Book Group Division since 2002. From 1998 to 2002, Mr. Jermain was Corporate Controller of Banta Corporation. Mr. Jermain began his career in public accounting with Price Waterhouse. Mr. Jermain received his bachelor’s degree in Accounting from Wake Forest University in 1988 and he received his master's degree in business administration from Northwestern University’s Kellogg Graduate School of Management in 2009.

Mr. Jermain will receive an annual base salary of $173,100, subject to annual review beginning in 2010, and will be eligible to receive an annual performance bonus (with a target bonus of 25% of his annual base salary and a bonus of up to 75% of his annual base salary if outstanding levels are met) in accordance with the Company's performance bonus plan, which will be determined by the compensation committee of the Company's board of directors. Mr. Jermain will participate in the Company’s Long Term Restricted Stock Unit Plan.

Mr. Jermain succeeds Jeffrey J. Fletcher as Principal Accounting Officer of Paperweight Development Corp. and of Appleton Papers Inc. Mr. Fletcher continues to be employed by Appleton Papers Inc. and has been promoted to Vice President of Financial Operations for the Company. Mr. Fletcher continues to serve as Assistant Treasurer of Paperweight Development Corp. and of Appleton Papers Inc.

Item 9.01 Financial Statements and Exhibits. (d) Exhibits

99.1 Press Release dated March 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2010

Paperweight Development Corp.
By:	/s/ Patrick J. Jermain
Name:	Patrick J. Jermain
Title:	Controller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2010

Appleton Papers Inc.
By:	/s/ Patrick J. Jermain
Name:	Patrick J. Jermain
Title:	Controller

Exhibit Index

Exhibit No.                      Description

99.1                                Press Release, dated March 18, 2010.